UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

PACIRA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5401 West Kennedy Boulevard, Suite 890

Tampa, Florida 33609

(Address of principal executive offices) (Zip Code)

(813) 553-6680

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2024, Pacira BioSciences, Inc. (the “Company”), JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders entered into a first amendment (the “First TLA Amendment”) to the Credit Agreement, dated as of March 31, 2023, by and among the Company, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The First TLA Amendment, among other things, (i) permits the Company’s $150.0 million share repurchase program and (ii) the proposed offering of Notes (as defined below), including the capped call transactions, described below.

The foregoing summary of the terms of the First TLA Amendment is qualified in its entirety by reference to the full text of the First TLA Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On May 8, 2024, the Company announced the proposed offering, subject to market and other conditions, of $250.0 million aggregate principal amount of Convertible Senior Notes due 2029 (the “Notes”) in a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also intends to grant the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $37.5 million aggregate principal amount of Notes.

In connection with the pricing of the Notes, the Company expects to enter into (i) privately negotiated capped call transactions with certain of the initial purchasers of the Notes and/or their respective affiliates and/or certain other financial institutions (the “option counterparties”), (ii) privately negotiated transactions effected through one of the initial purchasers of the Notes and/or its affiliate to repurchase a portion of the Company’s outstanding 0.750% convertible senior Notes due 2025 (the “2025 Notes”), and (iii) privately negotiated transactions to repurchase up to $50.0 million worth of shares of the Company’s common stock. The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock underlying the Notes, assuming the initial purchasers of the Notes do not exercise their option to purchase additional Notes. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, upon any conversion of the Notes, with such reduction and/or offset subject to a cap.

A copy of the press release announcing the proposed offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain of the statements made in this Current Report on Form 8-K, such as those, among others, relating to the Company’s expectations regarding the completion of the proposed offering, the repurchases of the 2025 Notes, the repurchases of shares of the Company’s common stock, and other statements containing the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” and similar expressions, constitute forward-looking statements. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to whether or not the Company will be able to raise capital through the proposed offering, the final terms of the proposed offering, market and other conditions and the satisfaction of customary closing conditions related to the proposed offering. There can be no assurance that the Company will be able to complete the proposed offering and/or the related transactions on the anticipated terms, or at all. Additional risks and uncertainties relating to the Company and its business are discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in other filings that the Company periodically makes with the Securities and Exchange Commission. In addition, the forward- looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. Important factors could cause the Company’s actual results to differ materially from those indicated or implied by forward-looking statements, and, as such, the Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	First Amendment, dated as of May 8, 2024, to Credit Agreement, dated as of March 31, 2023, by and among Pacira BioSciences, Inc., the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release dated May 8, 2024, announcing the offering of the Notes.
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira BioSciences, Inc.

Date: May 8, 2024	By:	/s/ Kristen Williams
Kristen Williams Chief Administrative Officer and Secretary